UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Pacific Premier Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
________________________________________________________________________
(3) Filing Party:
________________________________________________________________________
(4) Date Filed:
________________________________________________________________________

ANNUAL MEETING OF STOCKHOLDERS OF
PACIFIC PREMIER BANCORP, INC.
May 28, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the
envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or 1-718-
921-8500 from foreign countries and follow the
instructions. Have your proxy card available when
you call.
- OR -
INTERNET - Access “www.voteproxy.com” and
follow the on-screen instructions. Have your proxy
card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person
by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1. The election as directors of the nominees listed (except as marked to the contrary below).

Nominees
☐ Kenneth A. Boudreau
☐ Michael L. McKennon
☐ Ronald G. Skipper

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)
INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ☒

2. The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of Pacific Premier Bancorp, Inc. for the fiscal year ending December 31, 2008.
FOR	AGAINST	ABSTAIN
☐	☐	☐

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting of Stockholders, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Stockholders.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 8, 2008.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Important Notice Regarding Internet Availability of Proxy Materials:The Notice and Proxy Statement, Form 10K and Annual Report are available at www.ProxyVote.com.
FOLD AND DETACH HERE

REVOCABLE PROXY

PACIFIC PREMIER BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

May 28, 2008

9:00 a.m., Pacific Time

The undersigned hereby appoints the official proxy committee of the Board of Directors of Pacific Premier Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 28, 2008 at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, Costa Mesa, California 92626, and at any and all adjournments thereof, as indicated on the back of this proxy.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed.  If any other business is presented at the Annual Meeting of Stockholders, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Stockholders.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 8, 2008.